EXHIBIT 13.3

CERTIFICATION

In connection with the annual report of Gridsum Holding Inc. (the “Company”) on Form 20-F for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ravi Sarathy, Co-Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 7, 2019

By:	/s/ Ravi Sarathy
Name:	Ravi Sarathy
Title:	Co-Chief Financial Officer